October 2021 Lender Presentation

Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of Holley Inc. (“Holley”). For example, statements regarding the potential refinancing and its potential impact are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) our ability to complete the proposed refinancing and the timing and the ultimate terms of any such refinancing; 2) the ability to recognize the anticipated benefits of the business combination with Empower LTD, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 3) costs related to the business combination and Holley becoming a public company; 4) changes in applicable laws or regulations; 5) the outcome of any legal proceedings that may be instituted against Holley; 6) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors; 7) Holley’s estimates of its financial performance; 8) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 9) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) filed on July 28, 2021. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley does not undertake any duty to update these forward-looking statements. Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA, EBITDA, Pro Forma Free Cash Flow, Pro Forma Net Sales, Gross Profit, Pro Forma Net Leverage and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Holley’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Holley’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Holley believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Holley’s financial condition and results of operations. Holley believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Holley’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Holley is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data In this Presentation, Holley relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Holley has not independently verified the accuracy or completeness of any such third-party information. Disclaimer

Presenters Tom Tomlinson President and Chief Executive Officer Dominic Bardos Chief Financial Officer Vinny Nimmagadda EVP of Corporate Development & New Ventures Previous Experience Previous Experience 18 Years of Holley Experience

Transaction Overview 4 Company Overview 9 Key Credit Highlights 16 Historical Financial Overview 27 Q&A 30 Table of Contents

Transaction overview

Executive Summary Per management estimates. As of 10/15/21. Holley, Inc. (“Holley” or the “Company”), is the largest and fastest growing platform in the performance enthusiast automotive aftermarket space reaching consumers with the most iconic brands, continuous product innovation and a powerful distribution network The Company boasts a #1 or #2 leading market position in all major categories and is 3x the size of the nearest competitor(1) Holley’s core product categories include Electronic Fuel Injection, Electronic Tuning, Electronic Ignition, Carburetor, Exhaust and Safety The Company reaches 50 million consumers through its omni-channel strategy which includes Performance Warehouse Distributors, Traditional Retailers, Performance E-tailers and Holley’s high growth, high margin direct-to-consumer channel (43% channel CAGR from 2014 to PF 2020) The Company generated Pro Forma Net Sales and Pro Forma Adj. EBITDA of $663 million and $171 million (26% margin), respectively, for the LTM period ended June 27, 2021 In July 2021, Holley completed a business combination with Empower LTD, a publicly traded special purpose acquisition company formed by MidOcean Partners, and became a publicly traded company on the New York Stock Exchange (NYSE: HLLY) with a current market capitalization of $1,362 million(2) Holley is seeking to refinance its existing indebtedness to extend the maturity profile of its credit facilities and take advantage of the issuer friendly credit market to decrease the Company’s annual interest expense (the “Transaction”) Pro Forma for the Transaction, the Company will realize $5 million in annual interest savings as well as extend the maturity of its debt profile by 2 years on its Revolver and 3 years on its First Lien Term Loan The Transaction will be financed with: $125 million 5-year Senior Secured Revolving Credit Facility (undrawn) $600 million 7-year Senior Secured First Lien Term Loan $100 million 7-year Senior Secured Delayed Draw Term Loan (undrawn) The proceeds of this offering will be used to repay the Company’s existing $540 million First Lien Term Loan due 2025 and $45 million Second Lien Term Loan due 2026, as well as pay related fees and expenses The Transaction will result in Total Net Leverage of 3.2x based on LTM 6/27/21 Pro Forma Adj. EBITDA of $171 million

Sources & Uses and Pro Forma Capitalization Cash balances are pro forma for Empower LTD transaction. Market capitalization as of 10/15/21. ($Millions)

Key summary terms Revolving Credit Facility First Lien Term Loan / Delayed Draw Term Loan Borrower(1) Holley Inc. (the “Borrower”) Guarantors(1) Holley Intermediate Holdings, Inc. (“Holdings”) and all wholly-owned domestic subsidiaries, subject to customary exclusions Lead Arranger Wells Fargo Securities, LLC Jefferies Finance, LLC Security Perfected First Lien security interest on substantially all assets of the Borrower and Guarantors (including capital stock of each wholly-owned material subsidiary), subject to customary exceptions Facilities $125 million (undrawn) $600 million First Lien Term Loan $100 million First Lien DDTL (24-mo. availability) Maturity 5 years 7 years Amortization None 1.0% annually with bullet at maturity Voluntary Prepayments N/A 101 soft call (6 months) Mandatory Prepayments N/A Customary for the type of transaction proposed and others to be reasonably specified by the Lead Arranger, including but not limited to a sweep of 50% of excess cash flow generated, with step-downs to 25% and 0% based on leverage levels to be agreed Availability Period / Ticking Fees N/A 0 – 60 days post Closing: 0% of Applicable Rate 61 – 120 days post Closing: 50% of Applicable Rate 120+ Day post Closing: 100% of Applicable Rate Financial Covenant 5.00x Net Leverage Ratio ($50 million cash netting cap) None Affirmative and Negative Covenants Customary for facilities of this type Borrower and Guarantor structure subject to finalization.

Pro forma corporate structure Holley Parent Holdings, LLC PIPE Investors Empower Sponsor Holdings, LLC Empower Funding, LLC Public Stockholders Holley Intermediate Holdings LLC Holley Purchaser, Inc. High Performance Industries, Inc. Holley High Performance Holdings, Inc. Holley Performance Products Inc. Hot Rod Brands Inc. B&M Racing & Performance Products, Inc. Simpson Safety Solutions, Inc. Speedshop.com, Inc. Various subsidiaries Various subsidiaries Various subsidiaries Various subsidiaries 57.35% 20.34% 5.30% 4.24% 12.77%(1) 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 25-100%(3) 100% 75-100% $125 million 5-year Revolving Credit Facility (undrawn) $600 million 7-year First Lien Term Loan $100 million 7-year First Lien Delayed Draw Term Loan (undrawn) Borrower(2) Guarantors (2) Equity Investors Ownership percentages are as of July 16, 2021. Borrower and Guarantor structure subject to finalization. 75/25 joint venture between Hot Rod Branches, Inc. and B&M Racing & Performance Products, Inc. Holley Inc.

Company overview

Holley

THE ULTIMATE ENTHUSIAST PLATFORM

The **largest and fastest growing platform** in the performance enthusiast automotive space reaching consumers with the most iconic brands, continuous product innovation and a powerful distribution network

Unmatched Scale

>$580M
of PF net sales in 2020

3x
the size of the nearest competitors[1]

Market Leading Brands

#1 or #2
market position in all major categories with a large, loyal and growing consumer base[1]

New Product Development Engine

~40%
of 2020 PF gross sales from products introduced within the last 5 years

DTC Powerhouse

~40%
organic CAGR in DTC 2014 – PF 2020

$84M
PF 2020 DTC sales[2]

Proven M&A Platform

9
acquisitions completed since 2014

$35M
in growth and cost synergies since 2014

Exceptional Financial Profile

~25%
2020 PF EBITDA margin

92%
2020 PF free cash flow conversion[3]

Source: Third-party report created by market leading consulting firm; 2020.
Note: Historical financials are pro forma for acquisitions, excluding AEM.
1) Management estimate.
2) Represents ~14% of 2020 PF gross sales.
3) (PF Adjustedf EBITDA less PF Capex) / PF Adjusted EBITDA

10

We focus on our consumers Direct digital and experiential engagement with enthusiasts DTC strategy is core to what we do Inspired by consumer wants and desires ~$600M of PF net sales Primarily focused on B2B Transactional, with limited consumer interaction Limited DTC capability Less informed by consumer insights <$150M of sales We Are Disrupting the Performance Aftermarket Note: Historical financials are pro forma for acquisitions, excluding AEM. Represents management’s perspectives on the typical competitor across a highly fragmented industry competitor set. Core Focus Consumer Engagement Channel Strategy New Product Innovation Scale Other Industry Players(1) Transforming the sector with a consumer-first approach driven by innovation

As a leader in its current categories, Holley is well positioned to expand into the broader performance auto aftermarket Powerhouse & Category Creator in Performance Aftermarket Management estimate. Electronic Fuel Injection Electronic Tuning Electronic Ignition #1 Market Positioning #1 Market Positioning #1 Market Positioning Our Brands Our Brands Our Brands Carburetor Exhaust Safety #1 Market Positioning #2 Market Positioning #1 Market Positioning Our Brands Our Brands Our Brands New product development is a primary driver of our organic growth Holley is the #1 market leader(1) in the large and attractive performance aftermarket category   

SUCCESSFULLY OWNING THE EYES & HEARTS OF ENTHUSIASTS ACROSS ALL CHANNELS

Holley

Digital

Website



17.6M
sessions on Holley.com

333%
user generated content growth on My Garage

Social



200M
impressions

4.4M
followers

Content



20M+
views per year

+33%
global site ranking improvement since MotorLife launch

"Owning the Eyes & Hearts"

Holley

- **Powerful marketing strategy with multiple consumer touch points**
- **Continued digital evolution, combined with effective data capture, drives significant growth**

Building the "Holley Tribe"

Directly Engaging Enthusiasts

(Attendees in thousands)



14
17
32
34
62
77
14
17
24
7
23
12
32
17
14
29
24
16
9
2015
2016
2017
2018
2019
2020
LS Fest East
LS Fest West
Ford Fest
Moparty (1)

Events are rooted in popular engine and car platforms and **drive extensive media coverage**



Holley
Holley
MOPARTY

Holley has grown its DTC channel to 13% of company sales with a CAGR of 43% since 2014

Source: Holley Management.
1) 2020 LS Fest West was shut down due to COVID but projected based on PY growth rates. All other events in 2020 were capped based on local government restrictions.

13

Proven, Efficient and Well-Invested Operating Platform Best-Value Sourcing Model Distribution Expertise In-House Manufacturing Tightly Integrated Business We leverage a “best value sourcing” model to create operational flexibility and optimal responsiveness Automated Order Processing Exceptional DTC Fulfillment 10 Facilities across the U.S. and Canada(1) Engineering Manufacturing Distribution One Enterprise Resource Planning System(1) 9 Facilities Consolidated Since 2017 Light Manufacturing & Assembly Costs Finished Goods Sourced Complete Sourced Semi- Finished Goods Represents latest management estimate as of Q4 2020. Global & domestic support staff Diverse, global supplier network Asset-light model with precision, high-speed manufacturing capabilities Modern, narrow aisle, high bay distribution center in Bowling Green, KY, the primary DTC distribution hub Manufactured vs. Sourced Products Best-Value Sourcing Model Manufacturing / Distribution Diversified Manufacturing Model Excludes recent acquisitions.

PROVEN TRACK RECORD OF SUCCESS ACROSS THE PLATFORM AND ECONOMIC ENVIRONMENTS

Holley

PF Net Sales

($ in millions)



~25.9%
'19-'20 Growth
466
464
584
$378
$373
$491
2018A
2019A
2020A
Organic
Inorganic

Net Sales & Adj. EBITDA Through COVID

($ in millions)



~10.0%
Sales CAGR
~14.0%
Adj. EBITDA CAGR
107
25
125
36
133
41
138
25
160
44
193
54
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Sales
Adjusted EBITDA

Beneficial trends from COVID continue to drive interest in the enthusiast lifestyle

Growth Trends

- Organic growth driven by iconic brands, continuous innovation and unmatched go-to-market capabilities
- Proven acquisition platform (enter new categories and enthusiast segments)

COVID Trends

- Secular aftermarket tailwinds (e.g. rebound in vehicle miles traveled, average vehicle age, used vehicle transactions)
- Consecutive quarters of sales and adjusted EBITDA growth highlight the resilient business model

Note: Additional information on quarterly performance, including non-GAAP reconciliations, is available in Holley's public SEC filings.

15

Key credit highlights

Key credit highlights Large base of passionate and highly engaged enthusiast consumers with attractive demographics 1 Massive $35B U.S. market with decades of uninterrupted growth 2 Powerhouse of product innovation with iconic brands driving long-term organic growth 3 Transformational digital and DTC opportunity with omni-channel distribution 4 Proven acquisition platform with a robust M&A pipeline 5 Experienced team with a track record of execution 6

Large base of passionate and highly engaged enthusiast consumers with attractive demographics 1 50M consumers in the US see their cars and trucks as more than a means of transportation; 15M of them are frequent purchasers 69% of enthusiasts own more than one car; perpetuating their exceptionally strong engagement 82% of all enthusiasts consider a budget on parts a recurring expense 64% of Holley consumers frequently trade-in their cars and trucks to begin new personalized vehicle builds 30% of Holley consumers are female 76% of Holley consumers are aged 45 or younger vs 46% of the general population 54% of Holley consumers earn >$75k annual income vs 43% in the general population Source: Third-party report created by market leading consulting firm; 2020; management estimates. Footnote Our Consumers Are Passionate About Their Cars, Trucks and Jeeps Enthusiasts feel a need for personalization and performance Our Consumers Have Highly Compelling Attributes

2 MASSIVE $35B U.S. MARKET WITH DECADES OF UNINTERRUPTED GROWTH…

Holley

The Performance Automotive Aftermarket Shows No Signs of Slowing Down

(industry revenue in $ billions)


~$1.5B
expansion during Great Recession
Stability During the Great Recession
2007 – 2010 CAGR: 3%
6.0%
20 year CAGR
$11
$11
$12
$13
$15
$16
$16
$17
$17
$18
$18
$19
$20
$23
$26
$28
$30
$32
$34
$35
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Representing One of the Largest Enthusiast Markets

(number of U.S. participants)

~3M	~9M	~24M	~42M	~50M	~60M	~120M
Surfing	Skiing	Golf	Outdoor	Car & Truck Enthusiasts	Fitness	Pets
O'Neill, Billabong, Quiksilver	Vail Resorts, Atomic, Burton, K2 Sports	Titleist, ClubCorp, Callaway Golf, Topgolf	REI, patagonia, Arc'teryx	Holley, Hagerty, Fox	pure barre, Peloton, SoulCycle, Equinox, Barry's, CrossFit	chewy, trupanion, BARK BOX

Source: SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories. Company investor presentations, Polk, National Ski Areas Association, Outdoor Foundation, Statista, MRI.

19

… Providing Tremendous Room to Grow in our Market 2 Source: Third-party report created by market leading consulting firm, 2019; management estimates. Note: Category leadership based on sales. U.S. Addressable Performance Aftermarket by Product Group (2019 Revenue in Billions) Core Categories As a leader in its current categories, Holley is well positioned to expand into the broader performance automotive aftermarket Ample Runway for Continued Growth Wheels and Tires Suspension, Steering and Chassis Drivetrain Parts Other Aftermarket Parts Growing Presence Electronic Fuel Pumps Electronic Control Units Forced Induction Cooling Systems Data Acquisition Systems Other Engine Parts #1 Share Electronic Fuel Injection #1 Electronic Tuning #1 Electronic Ignition #1 Carburetors #1 Safety Solutions #1 Exhaust #2

3

POWERHOUSE OF PRODUCT INNOVATION WITH ICONIC BRANDS DRIVING LONG TERM ORGANIC GROWTH

Holley

We constantly invest in our product pipeline to meet performance enthusiasts' needs…

- **#1** purchase driver is new products
- **135** dedicated engineers
- **~$17M** average annual spend on R&D over the last 5 years
- **~1,850** new products introduced in 2020
- **$340M+** of potential sales in pipeline

…and the results speak for themselves – *new categories are our growth drivers of tomorrow*


New category
$606M
$97
$17
$24
$33
$46
$59
$75
$82
$82
$91
Other
Wheels & Chassis/Suspension
Electronic Fuel Pumps
Drivetrain
Safety
Carburetors
Exhaust
Electronic Ignition
Electronic Tuning & Software
Electronic Fuel Injection
$87M
$18
$42
$17
$7
$3
2010
PF 2020


$606M
$288
$318
$87M
$15
$71
2010
PF 2020
Modern and Late Model ('90 – Present)
34% 2010-2020 Growth CAGR
Classic (1989 or Older)
16% 2010-2020 Growth CAGR

Note: Historical financials are pro forma for acquisitions, excluding AEM.

21

Source: Third-Party Market Research. …with New Product Development Initiatives Limiting ICE Exposure 3 Modification of Electric Vehicles We are one of the only performance aftermarket companies with the scale and expertise to meaningfully attack the performance EV opportunity Electric Powertrain Conversions Substantial expertise in electronic controls Demonstrated success in modern powertrain conversions Unparalleled understanding of performance enthusiast consumers …even if meaningful EV penetration to the car parc will take some time Our demonstrated product development expertise means we are uniquely positioned for the coming EV opportunity… % US Total Vehicles in Operation by Powertrain (2020-35) Holley is well-positioned to take on the aftermarket EV opportunity through its product development engine 

4 TRANSFORMATIONAL DIGITAL AND DTC OPPORTUNITY WITH OMNI-CHANNEL DISTRIBUTION

TRANSFORMATIONAL DIGITAL AND DTC OPPORTUNITY WITH OMNI-CHANNEL DISTRIBUTION

The Performance Aftermarket is Moving Online

Industry is seeing ongoing transformational shift to digital…



15% Online CAGR
$23B
$7B (32% of mkt.)
$19B
$36B
$17B(1) (46% of mkt.)
$19B
2014
2020
Online Penetration in Performance Aftermarket
Direct Channel Share of Performance Aftermarket



Holley
DTC Allows Holley to Control its Own Destiny

We are Well-Positioned to Continue Driving the Shift Online

… and our eCommerce business is growing 2.5x faster than the market[2]



43% CAGR
$10M
$84M
$16M From 2020 Acquisitions
2014
PF 2020

13% of Holley Sales Through DTC

DTC is our highest margin channel

$17B performance aftermarket online sales[1]

~40% consumers expect to increase DTC spend

~$84M PF DTC sales 2020

$286 average order value

Source: Third-party report created by market leading consulting firm; 2020.
Note: Metrics as of December 2020, unless otherwise notes. Historical financials are pro forma for acquisitions, excluding AEM.
(1) 2020 SEMA report. 2020 online sales were projected by holding 15% online sales CAGR from 2014 – 2020 constant.
(2) Source: Holley management.

23

20+ Hundreds near-term high priority acquisitions identified of targets identified; ~80 of which are priority and actionable $35M Highly Accretive Acquisitions cost saving synergies realized since 2014 driven by exceptional cost discipline and ability to integrate new systems 9 Focused on Highly Synergistic acquisitions executed since 2014 platform acquisitions Proven acquisition platform with a robust M&A pipeline 5 Powerful Acquisition Platform Proven Integration Expertise Robust Pipeline of Targets Expand Share in Current Categories Enter New Product Categories and Consumer Segments Increase Direct-to-Consumer Scale and Connection Consolidate the Consolidators Focused Strategy

Proven acquisition platform with a robust M&A pipeline Source: Holley management Note: Historical financials are pro forma for acquisitions, excluding AEM. 5 (2015) (2018) (2019) (2020) (2020) (2020) (2021) Creating Highly Synergistic Outcomes $ in Millions 2014 – 2020 Total CAGR: ~39% Acquired AEM EBITDA and cost-savings from recent acquisitions to provide further value creation

Experienced team with a track record of execution 6 Tom Tomlinson Chief Executive Officer Dominic Bardos Chief Financial Officer Sean Crawford Chief Marketing Officer Vinny Nimmagadda EVP of Corporate Development & New Ventures Steve Trussell VP of Finance Jason Bruce VP of Business Development (Reseller Sales) Industry Experience 34 Years 6 Months 17 Years 8 Years 31 Years 24 Years Holley Experience 18 Years 6 Months 1 Year 5 Months 17 Years 17 Years New Additions to the Holley Team Dominic Bardos Vinny Nimmagadda 30 Years of Experience 8 Years of Experience

Historical Financial overview

HISTORICAL FINANCIAL SUMMARY

Holley

($Millions)

- PF Net Sales increased at a CAGR of 15% from 2018 to LTM 6/27/21 driven by growth in new product innovation and direct-to-consumer
- Q2 2021 Net Sales (GAAP) increased 54% YoY to $193 million, up from $125 million in the second quarter of 2020
  - Organic growth drove 25% of the YoY increase, driven by strong consumer demand across product categories including electronic performance products
- PF Adjusted EBITDA grew at a CAGR of 25% from 2018 to LTM 6/27/21 with margins expanding 478 bps over the period
  - The increase in PF Adj. EBITDA was driven by consistent sales growth and margin expansion driven by operating leverage
- Q2 2021 Adj. EBITDA increased 49% YoY to $54.1 million, up from $36.4 million in Q2 of 2020
- Steady Free Cash Flow Conversion of ~92% throughout the historical period


PF Net Sales
$466
$464
$584
$663
FY18A
FY19A
FY20A
LTM 6/27/21


PF Adj. EBITDA and Margin (%)
$98
$104
$144
$171
21%
22%
25%
26%
FY18A
FY19A
FY20A
LTM 6/27/21


CapEx
$8
$8
$11
$15
FY18A
FY19A
FY20A
LTM 6/27/21


Free Cash Flow and conversion (%)(1)(2)
$97
$102
$134
$156
92%
93%
92%
91%
FY18A
FY19A
FY20A
LTM 6/27/21

Note: Historical financials are pro forma for acquisitions, including Range Technologies (acquired October 2019), Drake (acquired November 2020), Simpson (acquired November 2020) and Detroit Speed (acquired December 2020). These numbers do not include acquisition of AEM.

1) Free Cash Flow is defined as Adj. EBITDA – CapEx.

2) Free Cash Flow conversion is defined as Free Cash Flow / Adj. EBITDA.

28

EBITDA Reconciliation 1 2 3 4 5 6 7 8 9 10 11 12 13 14 ($Millions) Acquisition Initiatives and Restructuring: Acquisition activities and normalization for 2021 Simpson acquisition earnout One-Time Exit Costs of Driven California Facilities: Costs related to the disposal of PP&E at the Company’s West Sacramento Facility that was shut down in 2020 Management Fees & Expenses: Management fees paid to Sentinel Capital Partners Transaction Related Professional Fees: Professional fees for legal, accounting, consulting, administrative, and other professional services directly attributable to potential acquisitions Purchase Accounting Adjustments and Non-cash (Gains)/ Losses: Amortization of the fair market value increase in inventory Other expense: Normalizes for legal settlement and other expenses such as foreign currency transaction gains and losses, gains and losses on the disposal of fixed assets and other miscellaneous items 2018 Pre-Stub Period (Driven and Holley): 2018 reconciliation is to the PCAOB standard audit. PCAOB audit included only the full year period for Driven and post close stub period after the Driven and Holley Merger, which occurred on October 26, 2018. Pre-Acquisition EBITDA (Range Technology): Normalizes for the Range Technology acquisition which occurred on October 18, 2019 Pre-Acquisition EBITDA (Simpson): Normalizes for the Simpson acquisition which occurred on November 16, 2020 Pre-Acquisition EBITDA (Drake): Normalizes for the Drake acquisition which occurred on November 11, 2020 Pre-Acquisition EBITDA (Detroit Speed): Normalizes for the Detroit Speed acquisition which occurred on November 18, 2020 2018 reconciliation is to the PCAOB standard audit. PCAOB audit included only the full year period for Driven and post close stub period after the Driven and Holley Merger, which occurred on October 26, 2018. 2019 reconciliation is to the PCAOB standard audit. PCAOB audit includes Holley and only post close stub period for Range after the acquisition closed on October 18, 2019. 2020 reconciliation is to the PCAOB standard audit. PCAOB audit includes Holley and Range and only post close stub period for acquisitions that closed in 2020. Drake acquisition was completed on November 12, 2020. Simpson acquisition was completed on November 16, 2020. Detroit Speed Acquisition was completed on December 18, 2020;Holley management reversed 2020 goodwill amortization and recognized amortization on the customer relationship intangible in anticipation of the PCAOB audit. 2020 audit will be to PCAOB standards.

Q&A